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                                                                    EXHIBIT 10.2


                    AMENDMENT TO PURCHASE AND SALE AGREEMENT


         This Amendment to Purchase and Sale Agreement ("Amendment") is entered into as of the 25th day of October, 2000, between MURRAY INCOME PROPERTIES II, LTD., a Texas limited partnership ("Seller"), and IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation ("Purchaser").

         WHEREAS, Seller and Purchaser heretofore entered into that certain Purchase and Sale Agreement ("Agreement") dated effective as of September 25, 2000 and now desire to amend the Agreement in certain respects.

         NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Terms used herein with their initial letters capitalized shall have the same meanings as set forth in the Agreement unless otherwise indicated in this Amendment.

2. The Approval Period as set forth in Section 1.1 of the Agreement shall be extended to and terminate at 5:00 p.m., Dallas, Texas time on November 2, 2000

3. Except as provided herein, the terms and provisions of the Agreement shall remain unchanged and shall remain in full force and effect.

4. This Amendment may be executed in a number of identical counterparts, which, when taken together, shall constitute collectively one (1) agreement; in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

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                                        PURCHASER:

                                        IRON MOUNTAIN RECORDS
                                        MANAGEMENT, INC.
                                        a Delaware corporation

                                        By: /s/ John Hayden
                                           -------------------------------------
                                        Name:   John Hayden
                                        Title:  Director of Real Estate



                                        SELLER:

                                        MURRAY INCOME PROPERTIES II, LTD.,
                                        a Texas limited partnership

                                        By: Murray Realty Investors IX, Inc., a
                                            Texas corporation
                                            General Partner

                                            By: /s/ Brent Buck
                                               ---------------------------------
                                            Name:  Brent Buck
                                            Title: Executive Vice President